                                                                    EXHIBIT 10.4

                    LOAN REPAYMENT AND SETTLEMENT AGREEMENT


                  This Loan Repayment and Settlement Agreement (this "Agreement") is made as of this __th day of May, 2001 by and among Cisco Systems
 ---------
Capital Corporation ("Lender"), CAIS, Inc., a Virginia corporation ("Borrower"),
                      ------                                         --------
and CAIS Internet, Inc., a Delaware corporation ("Guarantor"), with the
                                                  ---------
agreement and consent of Cisco Systems, Inc, a California corporation ("Cisco
                                                                        -----
Inc.") and CAIS Software Solutions, Inc., a California corporation ("CAIS
---                                                                  ----
Software"), as undersigned. Capitalized terms used but not otherwise defined
--------
herein shall have the meaning set forth in the Credit Agreement (as defined below).


                                   WITNESSETH


                  WHEREAS, Lender and Borrower are parties to that certain Agreement dated as of June 30, 1999 (as amended, modified, renewed or extended from time to time, the "Credit Agreement") providing for extensions of credit by
                        ----------------
Lender to Borrower;

                  WHEREAS, in connection with the Credit Agreement, Borrower made and delivered to Lender (i) those two certain Promissory Notes (collectively, the "Notes"), each dated as of December 2, 1999, evidencing term
                    -----
loans in a maximum aggregate amount of up to $50,000,000, (ii) that certain Security Agreement (the "Borrower Security Agreement") dated as of June 30,
                         ---------------------------
1999, granting Lender a security interest in, among other things, all accounts, contract rights, rights to payment, money and instruments, and other obligations of any kind owed to Borrower, and all general intangibles, investment property, and other personal property of Borrower, and all proceeds of any of the foregoing, as more particularly set forth in the Borrower Security Agreement,
(iii) those certain UCC-1 financing statements described in Schedule I hereto (collectively, the "Borrower Financing Statements"), which financing statements
                    -----------------------------
were duly filed to perfect Lender's security interest under the Borrower Security Agreement, and (iv) certain other ancillary certificates, documents, and agreements under or in connection with the Credit Agreement;

                  WHEREAS, in connection with the Credit Agreement, and in order to induce Lender to extend credit to Borrower under the terms thereof, Guarantor made and delivered to Lender that certain Guaranty dated as of June 30, 1999 (as amended, modified, renewed or extended from time to time, the "Guaranty"),
                                                               --------
whereby Guarantor guaranteed the indebtedness and other obligations of Borrower to Lender under the Credit Agreement;

                  WHEREAS, in connection with the Guaranty, Guarantor made and delivered to Lender (i) that certain Security Agreement ("Guarantor Security
                                                          ------------------
Agreement") dated as of June 30, 1999, granting Lender a security interest in,
---------
among other things, all accounts, contract rights, rights to payment, money and instruments, and other obligations of any kind owed to Guarantor, and all general intangibles, investment property, and other personal property of Guarantor, and all proceeds of any of the foregoing, as more particularly set forth in the Guarantor Security Agreement, and (ii) those certain UCC-1 financing statements described in Schedule I hereto (collectively, the "Guarantor Financing Statements"), which financing statements were duly filed to
 ------------------------------
perfect Lender's security interest under the Guarantor Security Agreement (the Credit Agreement, the Notes, the Borrower Security Agreement,
the Borrower Financing Statements, the Guaranty, the Guarantor Security Agreement, the Guarantor Financing Statements, and all other ancillary certificates, documents, and agreements delivered to Lender under or in connection with the Credit Agreement being hereinafter collectively referred to as the "Loan Documents" and all collateral thereunder, the "Collateral");
        --------------

                  WHEREAS, Lender's duly-perfected security interest in the Collateral extends to, without limitation, the rights of Borrower and Guarantor under that certain escrow fund (the "Escrow Fund") established in the original
                                     -----------
aggregate principal amount of $40,500,000 (together with interest accrued thereupon in the approximate amount of $825,000, as of May 1, 2001, comprising an aggregate balance in the approximate amount of $41,325,000) pursuant to the terms of the Escrow Agreement dated as of December 4, 2000, by and between, among other parties, State Street Bank as escrow agent ("Escrow Agent"),
                                                         ------------
Borrower, Guarantor, and Lender's affiliate, Cisco Systems, Inc., a California corporation ("Cisco Inc."), and all rights of Borrower and Guarantor to receive
              ---------
disbursements therefrom;

                  WHEREAS, Lender, Borrower, and Guarantor desire to provide for the payment in full of the Obligations of Borrower and Guarantor due to Lender under the Loan Documents as of the date hereof, provide for the termination of their financing relationship pursuant to the Loan Documents, and otherwise fully and finally resolve their rights, claims, and obligations in connection with the Loan Documents, and resolve certain other rights, claims, and obligations as between Borrower, Guarantor, CAIS Software, and their affiliates, on the one hand, and Cisco Inc. and its affiliates, on the other hand, pursuant to certain equipment leases, licensing agreements, and sale and maintenance agreements between said parties for the provision of goods and equipment, intellectual property, and related services in connection with the businesses of Borrower, Guarantor, CAIS Software and their affiliates (collectively, the "Equipment and
                                                                  -------------
Licensing Agreements"), all on terms and conditions as more particularly set
--------------------
forth herein below; and

                  WHEREAS, Borrower, Guarantor, and Cisco Inc., among other parties, are concurrently entering into that certain First Amendment to Asset Purchase Agreement and First Amendment to Escrow Agreement (the "First
                                                                 -----
Amendment") of even date herewith, providing, among other things, for the early
---------
release of $41,300,000 from the Escrow Fund held under the Escrow Agreement for the purposes of funding (i) a payment to Science Applications International Corporation ("SAIC") in the amount of $13,500,000 in full settlement of SAIC's lien claim against the Escrow Fund and obtaining related releases, and (ii) a distribution to Lender in the amount of $27,800,000 in payment of certain principal, accrued interest, fees, and charges and other amounts constituting Obligations then outstanding under the Loan Documents, all on terms and conditions more particularly set forth therein and herein below.

                  NOW, THEREFORE, the parties hereto, in consideration of the confirmation of the foregoing recitals and the mutual covenants contained herein, and intending to be legally bound, hereby agree as follows:

                  1.    Acknowledgment of Obligations. Borrower and Guarantor
                        -----------------------------
each acknowledge and agree by their respective execution hereof that the indebtedness evidenced and secured by the

Loan Documents is unconditionally due and owing to Lender as provided thereunder and that, as of the date hereof, Borrower and Guarantor, and each of them, have no actions, defenses, demands offsets, counter-claims and/or claims set-off or deduction whatsoever, against: (i) Lender; (ii) the indebtedness evidenced and secured by the Loan Documents; or (iii) the Guaranty and the other Loan Documents or the enforcement thereof. Furthermore, Borrower and Guarantor, and each of them, acknowledge and agree that, as of the date hereof, Lender has in no way defaulted or performed any act or omission under the Loan Documents or any other agreements between Borrower and Guarantor, on the one hand, and Lender, on the other hand, which would or could give rise to any action, cause of action, suits, debts, sums of money damages, claims, costs, expenses and/or demands whatsoever, in law or in equity or otherwise, by Borrower or by Guarantor against Lender. Borrower and Guarantor, and each of them, acknowledge and agree that (i) Lender has not waived any of its rights or remedies under the Loan Documents, (ii) funds have been properly disbursed under the Loan Documents, and (iii) As of April 30, 2001, the outstanding aggregate balance due under the Loan Documents is agreed to be $27,699,203.06, as comprised of (a) principal balance of $26,483,755.58; (b) accrued interest balance of $1,123,950.86; (c) facility fee of $20,000.00; (d) commitment fee of $29,396.96;
(e) prior accrued legal fees of $11,723.55; and (f) accrued legal fees and costs in connection with the negotiation and documentation of this transaction in the aggregate amount of $30,376.11; and (iv) from and after April 30, 2001, interest accrues on the above-stated principal balance in the amount of $11,402.73 per diem, and subsequent legal fees and costs payable by Borrower will be incurred in connection herewith. Legal fees and costs in connection with the negotiation and documentation of this transaction are approximately $12,180 for the period May 1 - 15, 2001, plus an estimated $10,000 through closing.

                  2.    Procedure for Repayment of Obligations.
                        --------------------------------------

                        a. Concurrently with the execution of this Agreement, Borrower and Guarantor are executing and delivering the First Amendment and have agreed thereunder to request, permit and direct the Escrow Agent to disburse to Lender forthwith moneys from the Escrow Fund in the amount of $27,800,000.00 (Twenty-Seven Million Eight Hundred Thousand and 00/100 Dollars), which disbursement Borrower, Guarantor, and Lender hereby agree shall be applied by Lender to repay in full the amounts set forth in clauses (a) through (f) of
Section 1 above plus an additional amount of $100,796.94 to be applied against accrued interest (at the rate set forth above) and legal fees and costs, in each case subsequent to April 30, 2001, and Lender shall so apply said disbursement.

                        b. On or before May 31, 2001 (which date may be the same date that the payments under Section 2(a) are made), Borrower shall cause to be paid to Lender such sums as are necessary to repay in full all remaining interest, fees and other amounts due to Lender under the Loan Documents as of the date of such payment, computed as follows: an amount equal to the difference between (A) the sum of (i) subsequent accrued legal fees set forth above and
(ii) the product of (x) the number of days elapsed from April 30, 2001 to the date of payment and (y) $11,402.73 and (B) $100,796.94.

                  3.    Termination of Commitment to Lend. Lender's Commitment
                        ---------------------------------
(as defined in the Credit Agreement) and all obligations of Lender under the Loan Documents arising out of, related to, or in connection with Lender's agreement to fund loans pursuant to the Loan Documents are hereby terminated.

                  4.    Termination of Borrower and Guarantor Obligations;
                        -------------------------------------------------
Survival of Certain Provisions Under the Loan Documents. Notwithstanding (i) the
-------------------------------------------------------
repayment in full of the Obligations of Borrower and Guarantor to Lender under the Loan Documents, in the amounts outstanding, and as of the dates, set forth in Paragraph 2 above, and (ii) the termination of the Commitment and of the parties' financing relationship under the Loan Documents pursuant to Paragraph 3 above, all provisions of the Loan Documents which by their terms are stated to survive the occurrence of the events in clauses (i) and (ii), including, without limitation, Section 7.5 of the Credit Agreement, shall survive the execution, delivery, and performance of this Agreement. Lender confirms that it has no knowledge as of the date hereof that any amounts are due or accrued with respect thereto other than those set forth in Paragraph 1 herein above. Except to the extent set forth in the first sentence of this Paragraph 4, and except for Borrowers' obligations under Section 1 of the First Amendment, which shall be surviving Obligations to Lender under the Loan Documents as modified hereunder, Borrower and Lender agree that all the terms, provisions, covenants, representations and warranties of the Borrower and the Guarantor under the Credit Agreement and the other Loan Documents shall not survive termination hereunder of the Lender's Commitment under the Credit Agreement, but shall be deemed null and void in all respects.

                  5.    Release of Security Interests.
                        -----------------------------

                        a. Subject to Lender's receipt of the $27,800,000 payment pursuant to Paragraph 2. above, Lender shall release and promptly cause to be filed releases and termination statements in such forms as may reasonably be requested by Borrower of all of Lender's liens and security interests in the assets, rights, and properties of Borrower and Guarantor except the following and proceeds thereof: (x) all rights of Borrower and Guarantor under and in connection with the Escrow Agreement and the Escrow Fund; and (y) all equipment supplied to Borrower and Guarantor by Cisco Inc.

                        b. Subject to (x) Lender's receipt of the payment required to repay all additional sums then remaining outstanding under the Loan Documents, and (y) Borrower and Guarantor's satisfaction of their obligations under Section 1(c) of the First Amendment, Lender shall release, and promptly
                =
cause to be filed releases and termination statements in such forms as may reasonably be requested by Borrower, all of its remaining liens and security interests in the assets, rights and properties of Borrower and Guarantor, except the following and proceeds thereof: all rights of Borrower and Guarantor under and in connection with the Escrow Agreement and the Escrow Fund. The security interest with respect to the rights of Borrower and Guarantor under and in connection with the Escrow Agreement and the Escrow Fund shall continue in order to secure (i) the continuing obligations of Borrower and Guarantor to Lender under this Agreement and, to the extent surviving or revived, Obligations under the Loan Documents, and (ii) the obligations of Parent, Seller, and Affiliate under Article VIII of the Purchase Agreement, Escrow Agreement, and First Amendment

                        c. Lender and Cisco Inc, shall fully release their respective security interests in the rights of Borrower and Guarantor under and in connection with the Escrow Agreement and the Escrow Fund promptly following the last to occur of the following:

                             (x)   the sixth anniversary after the Closing Date
under the Purchase Agreement has passed and (i) Borrower and Guarantor have not breached their obligations under this Agreement, the First Amendment, or, to the extent continuing or revived, the Loan Documents, (ii) no bankruptcy case has been filed by or against Borrower or Guarantor, and (iii) no party has filed an action, motion, or legal proceeding of any kind seeking disgorgement or other recovery of any sum paid to Lender in satisfaction of the Obligations or seeking payment from Lender in connection therewith; and

                             (y)   Cisco Inc. has been paid in full, or has
released, all claims in connection with Buyer Damages under the terms of the Escrow Agreement and Annex A thereto or, alternately, all applicable Escrow Periods have run under the terms of the Escrow Agreement and Annex A thereto and no claims for Buyer Damages are then outstanding.

                  6.    Revival of Obligations. Notwithstanding anything to the
                        ----------------------
contrary in this Agreement or any of the Loan Documents, in the event that any payment of any Obligation, or any portion thereof, is rescinded, voided, or must otherwise be refunded by Lender or otherwise, for any reason whatsoever, then the Obligations shall be thereupon automatically revived and reinstated, in full force and effect, all to the extent that and as though such payment had never been made, and Borrower and Guarantor hereby agree to execute such other and further documents as Lender may then require for the purpose of evidencing and giving notice of the same and hereby irrevocably appoint Lender as their attorney-in-fact for the purpose of executing such documents.

                  7.    Release By CAIS Parties. CAIS, Inc. and CAIS Internet,
                        -----------------------
Inc., and CAIS Software Solutions, Inc., by its agreement undersigned (collectively, the "CAIS Parties" ), and each of them, hereby release and
                    ------------
discharge Cisco Systems Capital Corporation and Cisco Systems, Inc., and their respective affiliates, officers, directors, agents, representatives, and attorneys (collectively, the "Cisco Parties") from any and all actions,
                              -------------
liabilities, liens, claims, damages, debts, suits, judgments, executions and demands, including without limitation, claims in tort or under contract, that the CAIS Parties, or any of them, may have or hereafter may acquire against any of the Cisco Parties arising out of, related to, or in connection with (i) the Loan Documents and the underlying loans and other financial accommodations provided to Borrower and Guarantor by the Cisco Parties, or (ii) the Equipment and Licensing Agreements and the underlying goods and equipment, intellectual property, and related services provided to the CAIS Parties and their affiliates (collectively, the foregoing sub-clauses (i) and (ii) being "the Released
                                                                 --------
Matters"); provided, that the foregoing shall not release any of the Cisco
-------    --------
Parties from any obligations to the CAIS Parties expressly arising under this Agreement, the Purchase Agreement, the Escrow Agreement, or the First Amendment. Notwithstanding the foregoing, nothing herein shall release or waive any claims of the CAIS Parties arising in the ordinary course of business with respect to the operation or functionality of hardware or software acquired from any of the Cisco Parties under the Equipment and Licensing Agreements. The CAIS Parties, and each of them, confirm that they have no knowledge as of the date hereof that any events or conditions exist or have accrued giving rise to such claims.

                  The CAIS Parties, and each of them, hereby waive and disclaim, to the fullest extent permitted by law, any right or benefit arising under Cal. Civil Code Section 1542 and any similar statutory or decisional law which provides, generally, that a general release does not extend to claims which the releasing party does not know or suspect to exist in his favor at the time of executing the release and which, if known by him, could have materially affected said party's settlement with and release of the released party. The CAIS Parties, and each of them, hereby acknowledge that they may later discover facts in addition to or different from those which each now knows or believes to exist with respect to the Released Matters, but that it is their respective intentions fully, finally and forever to settle and release all of the Released Matters, known or unknown, suspected or unsuspected, which may now or hereafter exist.

                  8.    Release By Cisco Parties. Cisco Systems Capital
                        ------------------------
Corporation, and Cisco Systems, Inc., by its agreement undersigned, and each of them, hereby release and discharge the CAIS Parties, and their respective affiliates, officers, directors, agents, representatives, and attorneys from any and all actions, liabilities, liens, claims, damages, debts, suits, judgments, executions and demands, including without limitation, claims in tort or under contract, that the Cisco Parties, or either of them, may have or hereafter may acquire against any member of the CAIS Parties arising out of, related to, or in connection with (i) the Loan Documents and the underlying loans and other financial accommodations provided to Borrower and Guarantor by the Cisco Parties, or (ii) the Equipment and Licensing Agreements and the underlying goods and equipment, intellectual property, and related services provided to the CAIS Parties and their affiliates by the Cisco Parties (collectively, the foregoing sub-clauses (i) and (ii) being "the Released Matters"); provided, that the
                                    ----------------    --------
foregoing shall not release any of the CAIS Parties from any obligations to the Cisco Parties (x) expressly arising under this Agreement, the Purchase Agreement, the Escrow Agreement, or the First Amendment, or (y) identified in Paragraph 4 herein above as surviving the termination of the Loan Documents or revived pursuant to Paragraph 6 herein above.

                  The Cisco Parties, and each of them, hereby waive and disclaim, to the fullest extent permitted by law, any right or benefit arising under Cal. Civil Code Section 1542 and any similar statutory or decisional law which provides, generally, that a general release does not extend to claims which the releasing party does not know or suspect to exist in his favor at the time of executing the release and which, if known by him, could have materially affected said party's settlement with and release of the released party. The Cisco Parties, and each of them, hereby acknowledge that they may later discover facts in addition to or different from those which each now knows or believes to exist with respect to the Released Matters, but that it is their respective intentions fully, finally and forever to settle and release all of the Released Matters, known or unknown, suspected or unsuspected, which may now or hereafter exist.

                  9.    General Provisions
                        ------------------

                                (a)   Recitals Are Material Terms. The recitals
                                      ---------------------------
set forth above are hereby confirmed and agreed to by the parties hereto as true and correct in all respects as of the date hereof and shall comprise material terms of this Agreement.

                                (b)   Representation By Counsel. By their
                                      -------------------------
respective execution below, Borrower and Guarantor, and each of them, represent that they have executed and delivered this Agreement, and the representations and warranties, certifications, and releases set forth herein, voluntarily and following consultation with counsel of their choice.

                                (c)   No Reliance. The parties hereto
                                      -----------
acknowledge and confirm to each other that each such party is executing this Agreement on the basis of its own investigation and for its own reasons, without reliance upon any agreement, representation, understanding or communication by or on behalf of any other party hereto.

                                (d)   Binding Effect. This Agreement shall be
                                      --------------
binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns, including without limitation, any receiver, assignee for the benefit of creditors, or bankruptcy trustee, appointed for such party.

                                (e)   Governing Law. This Agreement shall be
                                      -------------
governed by, and construed in accordance with, the law of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                                (f)   Complete Agreement; Amendments. This
                                      ------------------------------
Agreement contains the entire and exclusive agreement of the parties hereto with reference to the matters expressly set forth herein. This Agreement supersedes all prior commitments, drafts, communications, discussions and understandings, oral and written, with respect thereto. This Agreement may not be modified, amended or otherwise altered except in a writing that expressly so states and that has been signed by the party to be charged.

                                (g)   Severability. Whenever possible, each
                                      ------------
provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision hereof shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extend of such prohibition or invalidity without affecting the remaining provisions of this Agreement or the validity or effectiveness of such provision in any other jurisdiction.

                                (h)   Counterparts. This Agreement may be
                                      ------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                                (i)   Interpretation. This Agreement is the
                                      --------------
result of negotiations between the parties hereto, and has been reviewed by their respective counsel, and is therefore the product of all parties hereto. Accordingly, this Agreement and any alleged ambiguities herein shall not be construed against any party, including by reason of such party's involvement in the preparation hereof.

                                (j)   Power of Attorney; Ratification. For the
                                      -------------------------------
purposes of executing and filing Uniform Commercial Code financing or continuation statements with respect to liens granted or continuing under the Loan Documents or hereunder, Borrower and Guarantor, and each of them, hereby irrevocably makes, constitutes, and appoints Lender as its true and lawful agent and attorney-in-fact; (ii) authorizes Lender to file any such financing or continuation statements without the signature of Borrower and/or Guarantor as debtor to the extent permitted by applicable law, and (iii) ratifies any such financing or continuation statements so executed or filed prior to the date hereof. From and after the date hereof, prior to exercising the power of
        ================================================================
attorney hereby granted, Lender shall first send the financing or continuation
==============================================================================
statements being requested to Borrower and/or Guarantor and shall allow the
===========================================================================
Borrower and/or Guarantor fifteen (15) days from the date of mailing to execute
===============================================================================
and return said statement(s) to Lender. Thereafter, Lender may exercise its
===========================================================================
rights under this sub-paragraph. In the event of a dispute between Lender and
=============================================================================
Borrower and/or Guarantor as to whether the execution such statement(s) is
==========================================================================
properly requested, Borrower and/or Guarantor shall deliver a written objection
===============================================================================
to be received by Lender within five (5) days of Borrower and/or Guarantor's
============================================================================
receipt of Lender's request for execution of such statement, and the parties
============================================================================
shall negotiate in good faith to promptly resolve the objection.
===============================================================

                                (k)   Form of Releases; Further Assurances.
                                      ------------------------------------
Where Lender is obligated hereunder to cause the release of security interests or liens in the assets, rights, or property of any party, it is understood, and Lender hereby confirms, that such obligation includes the execution and delivery of such Uniform Commercial Code termination statements, lien releases, termination of assignments of trade marks and copyrights, discharges of security interests, and other similar discharges and release documents (including, if applicable, in recordable form) as are necessary or as are reasonably requested by the debtor party to release the security interests, financing statements and all other notices of security interests and liens in favor of Lender or its affiliates. The parties agree to execute and deliver to one another such additional documents and additional information as any of them may reasonably require to carry out the agreements and terms of this Agreement.

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered by their respective officers, duly authorized, all as of the date first written above.

                                        "Borrower"
                                        CAIS, INC.

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------



                                        "Guarantor"
                                        CAIS INTERNET, INC.

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------



                                        "Lender"
                                        CISCO SYSTEMS CAPITAL CORPORATION

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------


THE PROVISIONS SET FORTH ABOVE,
INCLUDING THE WAIVERS GIVEN IN
PARAGRAPHS 7 AND 8, ARE HEREBY
AGREED AND CONSENTED TO AS OF
THE DATE FIRST WRITTEN ABOVE:

                                        CISCO
                                        SYSTEMS, INC.

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------


                                        CAIS SOFTWARE SOLUTIONS, INC.

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------